Exhibit 99

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PRIMEDIA

February, 2006

[LOGO]

Forward Looking Statements

This presentation contains forward-looking statements as that term is used under the Private Securities Litigation Act of 1995. These forward-looking statements are based on the current assumptions, expectations and projections of the Company’s management about future events. Although the assumptions, expectations and projections reflected in these forward-looking statements represent management’s best judgment at the time of this presentation, the Company can give no assurance that they will prove to be correct. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward-looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The Company cautions you not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Company” and “PRIMEDIA” as used throughout this presentation refer to PRIMEDIA Inc. and its subsidiaries.

PRIMEDIA is the Leading Targeted Media Company With the Most Engaged Audiences

“Mass advertising (and its dependent media) is in peril. Yet, the opportunity for advertisers and targeted media has never been brighter.”

—Bernstein Research, May, 2004

“A marketer can buy multiple pages in PRIMEDIA’s Stereophile for what it would spend for a single page in a national newsmagazine, all the while reaching technophiles in a highly targeted environment. “When a consumer electronics company comes in with $200,000 to spend, they’re not going to buy a big book. They’re going to buy smaller books that hopefully will reach influencers in the category,” said Mike McHale, Senior VP, Group Media Director for Optimedia.”

—MEDIAWEEK, November, 2005

“I want to break through in a unique way that hooks into their passion… I want engagement.”

—Andy Markowitz, Kraft Foods, December, 2005

PRIMEDIA’s Business Segments

	Enthusiast	Consumer
(2005, $ Millions)	Media	Guides	Education	Consolidated

% Total Revenue	61%	32%	7%

Revenue	$608.0	$317.1	$65.9	$990.5

Segment EBITDA	$122.5	$74.9	$7.0	$176.7

Segment EBITDA Margin	20%	24%	11%	18%

Unless otherwise specified, all revenue and Segment EBITDA numbers in this presentation are for continuing businesses excluding discontinued operations. Consolidated includes $0.5 million of Intersegment Eliminations and $27.7 million of Corporate Overhead. All non-GAAP terms are reconciled to GAAP in the Company’s filings with the Securities and Exchange Commission.

Enthusiast Media (61% of 2005 Revenue)

[GRAPHIC]

America’s Leading Enthusiast Media Company

Unique, Timeless Content For Highly Engaged Audiences

PRIMEDIA’s Assets Maximize Connections
Between Marketers and Enthusiasts

90+ Targeted Publications With 13+ Million Avg. Monthly Circ. 29+ Million Customer Database 600+ Branded Products	90+ Targeted Events With 2+ Million Attendees	11 Targeted TV Programs With 89+ Million Annual Impressions	100+ Targeted Web Sites With 15+ Million Monthly Unique Visitors

[GRAPHIC]

Marketing Surrounds Engaged Audience

Enthusiast Media Strategies

•                              Improve product quality to grow circulation and advertising revenue.

•                              Expand online business beyond advertising to encompass transactions and lead delivery.

•                              Attract non-endemic advertisers with PRIMEDIA’s dominance in male 18-34 market.

•                              Extend brands into events, other media, and merchandise.

•                              Aggressively manage costs.

Improving Product Quality

Redesigns drive positive brand dynamics:

•                              Drives additional newsstand sales, higher subscription renewal rates, and more endemic advertising.

•                              Higher quality increases non-endemic advertiser interest.

•                              Serves as the foundation for additional brand growth:  Line extensions, online, video, and merchandise.

Improving Product Quality

Improvements to Redesign Process

•                              Accelerate progress by implementing multiple, simultaneous redesigns.

•                              Upgrade editorial and art talent.

•                              Implement meaningful redesigns (versus minor modifications).

•                              Launch aggressive advertising programs with redesigns.

•                              Institute accountability, tracking, and discipline.

•                              Increase rigor in cover and content testing.

Brand Extensions Add Growth

Established Brand		New Extension

[GRAPHIC]	Motor Trend	Motor Trend Classic	[GRAPHIC]

[GRAPHIC]	Sail	BoatWorks	[GRAPHIC]

[GRAPHIC]	Truckin’	Diesel Power	[GRAPHIC]

Steady Growth In

Online Revenue and Subscriber Acquisition

2005 Revenue: +45%	2005 Subscriber Acquisition: +10%

[GRAPHIC]	[GRAPHIC]

Opportunity to digitize decades of timeless content, such as a 30 year old article on how to modify a 1976 Corvette. Can sell database subscription or require magazine subscription to view archived articles.

Recent Acquisitions Accelerate Online Growth

Automotive.com

[GRAPHIC]

Automotive.com is market leader in generating new car leads for dealers and auto manufacturers.

Acquisitions Grew Segment’s Monthly Unique Visitors 50% to 15+ Million

Equine.com

[GRAPHIC]

Equine.com is market leader in online transactions of horses and equine equipment.

Online Opportunity Dramatically Enhanced

[CHART]

Acquisitions enable PRIMEDIA to capitalize on larger, more lucrative online lead delivery and transaction markets.
Expecting Online to Comprise 10% of Enthusiast Segment EBITDA in 2006.

Automotive.com Acquisition
Generates Significant Synergies With
Enthusiast Media’s Existing Auto Sites

PRIMEDIA’s Auto Sites		Automotive.com
Content and Advertising
[GRAPHIC]		[GRAPHIC]
Lead Generation, Technology, Internet Skills (SEO), Scale

Both Acquisitions Extendable Across Segment

Equine.com	Automotive.com

[GRAPHIC]	[GRAPHIC]

Marine, Antique Firearms, Classic Cars	Aftermarket Parts

Business Model and Technology Will Be Applied
In Other Enthusiast Media Categories

Extending Brands To New Products:
Events, Licensing, and Television

[GRAPHIC]

2005

Events Revenue:	+14%

Licensing Revenue:	+34%

TV/Radio Revenue:	+33%

Total:	+21%

Attracting Non-Endemic Advertisers With
PRIMEDIA’s Dominance in Male 18-34 Market

New or incremental advertisers…

[GRAPHIC]

that are targeting the 18-34 male audience.

[CHART]

Source: Audience shown is the gross sum of 2004 Fall MRI measured readership for each company’s magazines and DJG estimates of unmeasured magazine readership based on industry norms.

15% of 2005 Ad Revenue

Consumer Guides (32% of 2005 Revenue)

[GRAPHIC]

Largest Publisher and Distributor of Free Publications

Highly Engaged, In-Market Audience

Distribution is Key Competitive Differentiator

[GRAPHIC]

•                  Sole, exclusive distributor of free publications in leading retail chains, with more racks in retail locations (16,000+) than all competitors combined.

Example: In Dallas, DistribuTech is exclusive distributor in:

•                  Top three supermarkets: Kroger, Alberston’s, Tom Thumb;

•                  Top drugstore: Eckerd;

•                  Top video store: Blockbuster; and

•                  Top convenience store: 7-Eleven

•                  DistribuTech has more total locations (50,000+) than all competitors combined.

Apartment Guide

#1 In Almost All Markets. Most recognized name in industry.

[GRAPHIC]

•                  Apartment Guide typically delivers 30% of a community’s leases (advertisers’ largest lease source).

•                  If a community receives 50 prospective tenants/month…

…and 10 were from Apartment Guide…

…12 leases were signed…

…and 4 were from Apartment Guide…

…if the community paid $900/month to advertise in Apartment Guide…

…the cost-per-lease is $225, significantly lower than almost all competitors.

If rent is $1K/month and tenant stays 18 months, $225 investment generates $18K for community.

New Home Guide Growth

[GRAPHIC]

•                  Leverages DistribuTech distribution.

•                  2005 Revenue: +60%.

•                  31 publications vs. 79 Apartment Guides.

•                  Solid market fundamentals.

Auto Guide Growth

[GRAPHIC]

•                  Leverages DistribuTech distribution.

•                  Established 2004. $14 million annualized quarterly revenue run rate as of 4Q05.

•                  14 publications.

•                  Scalable nationally.

•                  Market larger than Apartment Guide.

•                  Weekly revenue stream.

RentClicks

[GRAPHIC]

•                  In business just three years, RentClicks is largest online marketplace for small unit rental properties—the largest segment of the rental market.

•                  Addresses market not served by Apartment Guide.

•                  Even as market leader, RentClicks’ market penetration is less than 2%, representing a significant opportunity.

31 Years of Consumer Guides Success

•                  DistribuTech provides unmatched competitive advantages and barriers to entry.

•                  High advertiser renewal rates driven by provable leads generated by combined print/Internet “Printernet” media.

•                  Industry-leading web sites.

•                  Efficient, automated processes maximize margins.

•                  All four Guide products address large markets.

Education (7% of 2005 Revenue)

[LOGO]

•                  Targeted audience, highly engaged.

•                  Expand beyond the traditional advertiser.

[LOGO]

•                  Introducing digital platform.

•                  First year of revenue growth after three years of declines.

[LOGO]

•                  Maximizing strategic partnership with Mass General Hospital.

•                  Grown revenue and Segment EBITDA every quarter in 2005.

Financial Strength

•                  Net debt and preferred stock reduced by $1.25 billion since September 30, 2001.

•                  Reduced multiple of net debt and preferred to Segment EBITDA (including discontinued operations not yet sold or shut down) to7.5x from 12x since September 30, 2001.

•                  Pro-forma blended cost of debt 7.9%; 53% of debt carrying a fixed-rate.

•                  All preferred stock redeemed.

•                  Net debt of $1.46 billion. Nearest significant maturity not until 2010.

•                  Ample unused bank facilities.

•                  More than $1 billion of NOLs.

Summary: Enthusiast Media (61% of 2005 Revenue)

•                  Redesigns: Improve initial and ongoing execution and accelerate the pace.

•                  Online: Drive growth through transactions, lead delivery, and increased inventory.

•                  Continue to grow other revenue streams.

•                  Accelerate efforts to drive non-endemic advertising revenue via PRIMEDIA’s unparalleled male franchise.

•                  Expecting non-print to comprise 25% of Enthusiast Segment EBITDA in 2006.

•                  Improve cost efficiency.

Summary: Consumer Guides (32% of 2005 Revenue)

•                  DistribuTech providing greater distribution than all competitors combined.

•                  Apartment Guide continues as advertisers’ largest lead source and most recognized print and online brand in industry.

•                  Strong results from New Home Guide. 2005 revenue +60%.

•                  Auto Guide opportunity larger than Apartment Guide: 14 guides with $14 million annualized quarterly revenue run rate in just over one year.

•                  RentClicks is market leader with less than 2% penetration in largest segment of apartment rental market.

Summary: Education (7% of 2005 Revenue)

•                  Channel One: New CEO driving expansion into other revenue streams.

•                  Films Media Group: Expansion into digital will fuel continued growth.

•                  PRIMEDIA Healthcare: MassGen partnership creates significant growth opportunities.

Summary: PRIMEDIA Inc.

•                  PRIMEDIA offers advertisers and marketers the most targeted, engaged, in-market audiences.

•                  2006 Guidance:

•                  PRIMEDIA Consolidated: Mid single digit percentage revenue growth; low-to-mid single digit percentage Segment EBITDA growth.

•                  Enthusiast Media Segment: Mid single digit percentage revenue growth; low-to-mid single digit percentage Segment EBITDA growth.

•                  Consumer Guides Segment: Mid single digit percentage revenue and Segment EBITDA growth.

•                  Financial strength dramatically improved.

•                  Right strategies in place. Continually improving quality and speed of implementation.